UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2009

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Previous Independent Accountants

(a)           On April 3, 2009, Energy Focus, Inc. (the “Company”) dismissed Grant Thornton, LLP (“Grant Thornton”) as its independent registered public accounting firm.  The decision to dismiss Grant Thornton was approved by the Audit and Finance Committee of the Board of Directors.

During the fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period from January 1, 2009 through and including April 3, 2009, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company’s balance sheets as of December 31, 2008 and 2007 the related statements of operations, stockholders’ equity and cash flows for each of the years ended December 31, 2008 and 2007.

Grant Thornton’s report on the financial statements of Energy Focus, Inc. for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty except that Grant Thornton’s report dated March 30, 2009 on the financial statements of Energy Focus, Inc. for the year ended December 31, 2008 was modified as to uncertainty about the ability of Energy Focus, Inc. to continue as a going concern.

The Company has furnished a copy of the above disclosure to Grant Thornton and has requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statement.  A copy of Grant Thornton’s letter dated April 3, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

(b)           On April 3, 2009, the Company engaged Plante and Moran, PLLC as its new independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2009 and each of the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.

During the registrant’s fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period from January 1, 2009 through and including April 3, 2009, Plante and Moran, PLLC was not consulted on any matters identified with Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibits are provided with this Report.

Exhibit No.	Description

16.1	Grant Thornton’s letter to the Securities and Exchange Commission dated April 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2009

ENERGY FOCUS, INC.

	By	/s/ Joseph G. Kaveski
	Name:	Joseph G. Kaveski
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Grant Thornton’s letter to the Securities and Exchange Commission dated April 3, 2009.